UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 19, 2026

AGL PRIVATE CREDIT INCOME FUND

(Exact Name of Registrant as Specified in Its Charter)

814-01782

(Commission File Number)

Delaware	99-4917603
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

535 Madison Avenue, 24th Floor,

New York, NY 10022

(Address of principal executive offices) (Zip code)

(212) 973-8600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

AGL Enhanced PC Income I LLC (“AGL EPCI I”)

On May 19, 2026, AGL Private Credit Income Fund (the “Company”), certain vehicles managed by Vintage Strategies at Goldman Sachs Alternatives (together with the Joining Vintage Strategies Members (as defined below), “Vintage Strategies”) and a vehicle managed by the Alberta Investment Management Corporation (“AIMCo”) (each, a “Member,” and collectively, the “Members”) entered into a second amended and restated limited liability company agreement for AGL EPCI I (the “2nd A&R LLC Agreement”), an unconsolidated entity. The 2nd A&R LLC Agreement reflects the admission of AIMCo and two additional vehicles managed by Vintage Strategies (the “Joining Vintage Strategies Members”) as Members of AGL EPCI I pursuant to a transfer by Vintage Strategies of an aggregate of $54 million of its limited liability company interests in AGL EPCI I, with AIMCo acquiring from Vintage Strategies 13.64% of the limited liability company interests in AGL EPCI I, and the Joining Vintage Strategies Members acquiring from Vintage Strategies an aggregate of 4.33% of the limited liability company interests in AGL EPCI I.

The description above is only a summary of the material terms included in the 2nd A&R LLC Agreement and is qualified in its entirety by reference to a copy of the 2nd A&R LLC Agreement, filed as Exhibit 10.1 to this report on Form 8-K.

Forward-Looking Statements

This report on Form 8-K, including Exhibit 99.1 furnished herewith, may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should understand that under Section 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in periodic reports the Company files under the Exchange Act. All statements other than statements of historical facts are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. You should not place undue influence on such forward-looking statements as such statements speak only as of the date on which they are made.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1	Second Amended and Restated Limited Liability Company Agreement of AGL Enhanced PC Income I LLC, dated as of May 19, 2026, by and among AGL Private Credit Income Fund, VCOP Holdings 1002 LP, PEX Holdings 1010 LP, VCOP Emp Holdings II LP, PEX Employee Aggregator II-A LP and PDL Alfred JV LP.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 20, 2026

AGL PRIVATE CREDIT INCOME FUND

By:	/s/ TAYLOR BOSWELL
Taylor Boswell
Chief Executive Officer